RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(the “Trust”)

SUPPLEMENT DATED JULY 31, 2015
TO
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2015
(AS SUPPLEMENTED THROUGH JULY 16, 2015)

AMERICAN INDEPENDENCE LAFFER DIVIDEND GROWTH FUND

(TICKER SYMBOLS:  LDGIX, LDGAX, LDGCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

On July 28, 2015, at the recommendation of American Independence Financial Services, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the American Independence Laffer Dividend Growth Fund (the “Fund”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about August 31, 2015 (the “Liquidation Date”).

Class A shares and Institutional Class shares of the Fund will be closed effective August 7, 2015 to purchases by new shareholders and will be closed effective August 21, 2015 to additional purchases by existing shareholders. Class C shares will be closed to both new and existing shareholders effective August 5, 2015.

The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “Redeeming From Your Account” and “Exchanging Shares”, respectively. The CDSC fees on redemptions will be waived on Class C shares starting August 3, 2015. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE